EXHIBIT 10.12

Stock Option No. 04-___

FINDWHAT.COM
STOCK OPTION AGREEMENT
2004 STOCK INCENTIVE PLAN

     This Stock Option Agreement dated this _____ day of _______________, 20___ (“Award Agreement”), is entered into by and between _______________ (the “Participant”) and FindWhat.com, Inc. (the “Company”), a Delaware corporation.

     WHEREAS, the Company has adopted the 2004 Stock Incentive Plan (the “Plan”) administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”); and

     WHEREAS, pursuant to the Plan, the Company has granted an option to the Participant and the Company and Participant are executing this Award Agreement to evidence the grant of and terms of such option.

Grant of Option. The Company hereby grants an option (the “Option”) pursuant to the following terms:

1.	Date of Grant:
2.	Number of Shares:
3.	Exercise Price:
4.	Expiration Date:
5.	Vesting: Subject to the provisions of the Plan and the other provisions of this Agreement, this Option shall vest as follows:

Period of Employment (from Date of Grant)	Vested Percentage
Less than One Year	0%
At Least One Year but Less than Two Years	__%
At Least Two Years but Less than Three Years	__%
Etc…-	__%

[OR]

This option shall vest and be fully exercisable as follows[_____________].

6.	Tax Status. The Option is [NOT] intended to qualify as an Incentive Stock Option pursuant to Section 422 of the Internal Revenue Code of 1986.

Additional Terms. The Option and this Award Agreement are subject to the terms and provisions of Exhibit A hereto and the Plan, and except where the context clearly indicates otherwise, all capitalized terms used herein and in Exhibit A shall have the same meaning ascribed to them by the Plan. By executing this Award Agreement, the Participant agrees to be bound by the terms and provisions of this Agreement, Exhibit A, the Plan, by the actions of the Committee, and by the actions of the Board of the Company under the Plan.

     IN WITNESS WHEREOF, THE Company and the Participant have executed this Award Agreement.

COMPANY

By:

Title:

PARTICIPANT

Printed Name

Date:

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Exhibit A to FindWhat.com
Stock Option Agreement
2004 Stock Incentive Plan

1.	THIS OPTION MAY, BUT NEED NOT, BE EXERCISED IN INSTALLMENTS.

2.	THIS OPTION MAY BE EXERCISED ONLY TO THE EXTENT VESTED.

3.	IN THE EVENT OF TERMINATION OF EMPLOYMENT OF PARTICIPANT, THE NUMBER OF SHARES WHICH MAY BE PURCHASED PURSUANT TO THIS OPTION SHALL BE DETERMINED IN ACCORDANCE WITH THE TERMS OF THE PLAN. [FOR USE IN EMPLOYEE OPTIONS ONLY]

[FOR INSERTION IN CERTAIN EXECUTIVE’S OPTIONS (EMPLOYMENT AGREEMENT DRIVEN) – NOTWITHSTANDING THE FOREGOING, IN THE EVENT THE PARTICIPANT’S EMPLOYMENT BY THE COMPANY OR ANY OF ITS SUBSIDIARIES IS TERMINATED (1) BY THE COMPANY WITHOUT CAUSE (AS DEFINED IN PARTICIPANT’S EMPLOYMENT AGREEMENT WITH THE CORPORATION IN EFFECT AS OF DATE OF GRANT (THE “EMPLOYMENT AGREEMENT”)) OR BY PARTICIPANT FOR GOOD REASON (AS DEFINED IN THE EMPLOYMENT AGREEMENT), OR (2) THERE IS A CHANGE IN CONTROL OF THE COMPANY (AS DEFINED IN THE EMPLOYMENT AGREEMENT), ANY UNVESTED OPTION GRANTED TO THE PARTICIPANT OR UNEXERCISED PORTION THEREOF SHALL IMMEDIATELY FULLY VEST AND REMAIN EXERCISABLE UNTIL THE EXPIRATION DATE SET FORTH IN THE AWARD AGREEMENT; AND IF THE PARTICIPANT’S EMPLOYMENT IS TERMINATED FOR CAUSE, AS DEFINED IN THE EMPLOYMENT AGREEMENT, ANY OPTION OR UNEXERCISED PORTION THEREOF GRANTED TO THE PARTICIPANT SHALL TERMINATE AND BE OF NO FURTHER FORCE AND EFFECT FROM THE DATE OF DISCHARGE.]

4.	NOTWITHSTANDING PARAGRAPH 3 THIS OPTION SHALL IMMEDIATELY TERMINATE IN THE EVENT THE PARTICIPANT ENGAGES, DIRECTLY OR INDIRECTLY, FOR THE BENEFIT OF THE PARTICIPANT OR OTHERS, IN ANY ACTIVITY, EMPLOYMENT OR BUSINESS DURING EMPLOYMENT OR WITHIN TWELVE (12) MONTHS AFTER THE DATE OF TERMINATION OR RETIREMENT WHICH, IN THE SOLE OPINION AND DISCRETION OF THE COMPENSATION COMMITTEE OR ITS DELEGATE, IS COMPETITIVE WITH THE COMPANY OR ANY OF ITS SUBSIDIARIES. [FOR USE IN EMPLOYEE OPTIONS ONLY]

5.	NOTWITHSTANDING PARAGRAPH 3, THIS OPTION SHALL IMMEDIATELY TERMINATE, IF IN THE SOLE OPINION AND DISCRETION OF THE COMPENSATION COMMITTEE OR ITS DELEGATE, THE PARTICIPANT (A) ENGAGES IN A MATERIAL BREACH OF THE COMPANY’S CODE OF BUSINESS CONDUCT OR SIMILAR POLICY; (B) COMMITS AN ACT OF FRAUD, EMBEZZLEMENT OR THEFT IN CONNECTION WITH THE PARTICIPANT’S DUTIES OR IN THE COURSE OF EMPLOYMENT; OR (C) WRONGFULLY DISCLOSES SECRET PROCESSES OR CONFIDENTIAL INFORMATION OF THE COMPANY OR ITS SUBSIDIARIES. [FOR USE IN EMPLOYEE OPTIONS ONLY]

6.	THIS OPTION MAY NOT UNDER ANY CIRCUMSTANCES BE EXERCISED ON OR AFTER THE TENTH (10) ANNIVERSARY OF THE GRANT DATE.

7.	NOTHING HEREIN CONFERS UPON THE PARTICIPANT ANY RIGHT TO CONTINUE IN THE EMPLOY OF THE COMPANY OR OF ANY SUBSIDIARY. [FOR USE IN EMPLOYEE OPTIONS ONLY]

8.	THIS OPTION IS NOT TRANSFERABLE OTHERWISE THAN BY WILL OR THE LAWS OF DESCENT AND DISTRIBUTION AND IS EXERCISABLE DURING THE PARTICIPANT’S LIFETIME ONLY BY THE PARTICIPANT. IT MAY NOT BE ASSIGNED, TRANSFERRED (EXCEPT AS AFORESAID), PLEDGED OR HYPOTHECATED IN ANY WAY, WHETHER BY OPERATION OF LAW OR OTHERWISE, AND SHALL NOT BE SUBJECT TO EXECUTION, ATTACHMENT, OR SIMILAR PROCESS. ANY ATTEMPT AT ASSIGNMENT, TRANSFER, PLEDGE, HYPOTHECATION, OR OTHER DISPOSITION OF THIS OPTION CONTRARY TO THE PROVISIONS HEREOF AND THE LEVY OF ANY ATTACHMENT OR SIMILAR PROCESS UPON THIS OPTION, SHALL BE NULL AND VOID AND WITHOUT EFFECT.

Exhibit A to FindWhat.com
Stock Option Agreement
2004 Stock Incentive Plan

9.	THE OPTION MAY BE EXERCISED ONLY BY DELIVERING TO THE SECRETARY OR OTHER DESIGNATED EMPLOYEE OR AGENT OF THE COMPANY A WRITTEN, ELECTRONIC, OR TELEPHONIC NOTICE OF EXERCISE, SPECIFYING THE NUMBER OF COMMON SHARES WITH RESPECT TO WHICH THE OPTION IS THEN BEING EXERCISED, AND BY PAYMENT OF A) THE FULL PURCHASE PRICE OF THE SHARES BEING PURCHASED IN ACCORDANCE WITH THE TERMS OF THE PLAN, AND B) ANY STATUTORY FEES OR TAXES REQUIRED TO BE COLLECTED BY THE COMPANY.

10.	THE COMPANY SHALL NOT BE REQUIRED TO ISSUE OR DELIVER ANY SHARES PURCHASED UPON ANY EXERCISE PENDING COMPLIANCE WITH ALL APPLICABLE FEDERAL AND STATE SECURITIES AND OTHER LAWS (INCLUDING ANY REGISTRATION REQUIREMENTS) AND COMPLIANCE WITH THE RULES AND PRACTICES OF ANY STOCK EXCHANGE UPON WHICH THE COMPANY’S COMMON SHARES ARE LISTED.

11.	IN THE EVENT THERE IS ANY CHANGE IN THE NUMBER OF ISSUED COMMON SHARES OF THE COMPANY WITHOUT NEW CONSIDERATION TO THE COMPANY (SUCH AS BY STOCK DIVIDENDS OR STOCK SPLIT-UPS), THEN (I) THE NUMBER OF SHARES AT THE TIME UNEXERCISED UNDER THIS OPTION SHALL BE CHANGED IN PROPORTION TO SUCH CHANGE IN ISSUED SHARES; AND (II) THE OPTION PRICE FOR THE UNEXERCISED PORTION OF THE OPTION SHALL BE ADJUSTED SO THAT THE AGGREGATE CONSIDERATION PAYABLE TO THE COMPANY UPON THE PURCHASE OF ALL SHARES NOT THERETOFORE PURCHASED SHALL NOT BE CHANGED.

IF THE OUTSTANDING COMMON SHARES OF THE COMPANY SHALL BE COMBINED, OR BE CHANGED INTO ANOTHER KIND OF STOCK OF THE COMPANY OR INTO SECURITIES OF ANOTHER CORPORATION, WHETHER THROUGH RECAPITALIZATION, REORGANIZATION, SALE, MERGER, CONSOLIDATION, SPIN-OFF, ETC., THE COMPANY SHALL CAUSE ADEQUATE PROVISION TO BE MADE WHEREBY THE PERSON OR PERSONS ENTITLED TO EXERCISE THIS OPTION SHALL THEREAFTER BE ENTITLED TO RECEIVE, UPON DUE EXERCISE OF ANY PORTION OF THE OPTION, THE SECURITIES WHICH THAT PERSON WOULD HAVE BEEN ENTITLED TO RECEIVE FOR COMMON SHARES ACQUIRED THROUGH EXERCISE OF THE SAME PORTION OF SUCH OPTION IMMEDIATELY PRIOR TO THE EFFECTIVE DATE OF SUCH RECAPITALIZATION, REORGANIZATION, SALE, MERGER, CONSOLIDATION, SPIN-OFF, ETC. IF APPROPRIATE, DUE ADJUSTMENT SHALL BE MADE IN THE PER SHARE OR PER UNIT PRICE OF THE SECURITIES PURCHASED ON EXERCISE OF THIS OPTION FOLLOWING SAID RECAPITALIZATION, REORGANIZATION, SALE, MERGER, CONSOLIDATION, SPIN-OFF, ETC.

12.	NEITHER THIS OPTION, SHARES ISSUED UPON ITS EXERCISE, ANY EXCESS OF MARKET VALUE OVER OPTION PRICE, NOR ANY OTHER RIGHTS, BENEFITS, VALUES OR INTEREST RESULTING FROM THE GRANTING OF THIS OPTION SHALL BE CONSIDERED AS COMPENSATION FOR PURPOSES OF ANY PENSION OR RETIREMENT PLAN, INSURANCE PLAN, INVESTMENT OR STOCK PURCHASE PLAN, OR ANY OTHER EMPLOYEE BENEFIT PLAN OF THE COMPANY OR ANY OF ITS SUBSIDIARIES.

13.	THE GRANT OF A STOCK OPTION UNDER THE PLAN DOES NOT CREATE ANY CONTRACTUAL OR OTHER RIGHT TO RECEIVE ADDITIONAL STOCK OPTION GRANTS OR OTHER PLAN BENEFITS IN THE FUTURE. NOTHING CONTAINED IN THIS AWARD AGREEMENT IS INTENDED TO CREATE OR ENLARGE ANY OTHER CONTRACTUAL OBLIGATIONS BETWEEN THE COMPANY OR ANY OF ITS SUBSIDIARIES AND THE PARTICIPANT. FUTURE GRANTS, IF ANY, AND THEIR TERMS AND CONDITIONS, WILL BE AT THE SOLE DISCRETION OF THE COMPENSATION COMMITTEE. THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE AWARD OF AN OPTION PURSUANT TO THIS AWARD AGREEMENT IS NOT AN ELEMENT OF THE PARTICIPANT’S COMPENSATION, INCLUDING, BUT NOT LIMITED TO, WITH RESPECT TO THE DETERMINATION OF ANY SEVERANCE, REDUNDANCY OR RESIGNATION PAYMENTS OR BENEFITS, AND HAS BEEN AWARDED AT THE COMPANY’S SOLE DISCRETION.

Exhibit A to FindWhat.com
Stock Option Agreement
2004 Stock Incentive Plan

14.	THIS AWARD AGREEMENT IS INTENDED TO GRANT THE OPTION UPON THE TERMS AND CONDITIONS AUTHORIZED BY THE PLAN. EACH AND EVERY PROVISION OF THIS AWARD AGREEMENT SHALL BE ADMINISTERED, INTERPRETED, AND CONSTRUED SO THAT THE OPTION SHALL CONFORM TO THE PROVISIONS OF THE PLAN. ANY PROVISIONS OF THIS AWARD AGREEMENT THAT CANNOT BE SO ADMINISTERED, INTERPRETED, OR CONSTRUED SHALL BE DISREGARDED. IN THE EVENT THAT ANY PROVISION OF THIS AWARD AGREEMENT IS HELD INVALID OR UNENFORCEABLE BY A COURT OF COMPETENT JURISDICTION, SUCH PROVISION SHALL BE CONSIDERED SEPARATE AND APART FROM THE REMAINDER OF THIS AWARD AGREEMENT, WHICH SHALL REMAIN IN FULL FORCE AND EFFECT. IN THE EVENT THAT ANY PROVISION IS HELD TO BE UNENFORCEABLE FOR BEING UNDULY BROAD AS WRITTEN, SUCH PROVISION SHALL BE DEEMED AMENDED TO NARROW ITS APPLICATION TO THE EXTENT NECESSARY TO MAKE THE PROVISION ENFORCEABLE ACCORDING TO APPLICABLE LAW AND SHALL BE ENFORCED AS AMENDED.

15.	IF ANY RESTRICTIONS SET FORTH IN SECTION 4 OF EXHIBIT A OF THIS AWARD AGREEMENT ARE FOUND BY ANY COURT OF COMPETENT JURISDICTION TO BE UNENFORCEABLE BECAUSE IT EXTENDS FOR TOO LONG A PERIOD OF TIME OR OVER TOO GREAT A RANGE OF ACTIVITIES OR IN TOO BROAD A GEOGRAPHIC AREA, IT SHALL BE INTERPRETED TO EXTEND ONLY OVER THE MAXIMUM PERIOD OF TIME, RANGE OF ACTIVITIES OR GEOGRAPHIC AREA AS TO WHICH IT MAY BE ENFORCEABLE. THE INVALIDITY OR UNENFORCEABILITY OF ANY PROVISION OF THIS AWARD AGREEMENT SHALL NOT AFFECT THE VALIDITY OR ENFORCEABILITY OF ANY OTHER PROVISION OF THIS AWARD AGREEMENT.

16.	THE PARTICIPANT VOLUNTARILY ACKNOWLEDGES AND CONSENTS TO THE COLLECTION, USE, PROCESSING AND TRANSFER OF PERSONAL DATA AS DESCRIBED IN THIS SECTION. THE PARTICIPANT IS NOT OBLIGED TO CONSENT TO SUCH COLLECTION, USE, PROCESSING AND TRANSFER OF PERSONAL DATA. HOWEVER, FAILURE TO PROVIDE THE CONSENT MAY AFFECT THE PARTICIPANT’S ABILITY TO PARTICIPATE IN THE PLAN. THE COMPANY AND ITS SUBSIDIARIES HOLD CERTAIN PERSONAL INFORMATION ABOUT THE PARTICIPANT, INCLUDING THE PARTICIPANT’S NAME, HOME ADDRESS AND TELEPHONE NUMBER, DATE OF BIRTH, SOCIAL SECURITY NUMBER OR OTHER EMPLOYEE IDENTIFICATION NUMBER, SALARY, NATIONALITY, JOB TITLE, ANY SHARES OF STOCK OR DIRECTORSHIPS HELD IN THE COMPANY AND DETAILS OF ALL OPTIONS OR ANY OTHER ENTITLEMENT TO SHARES OF STOCK AWARDED, CANCELLED, PURCHASED, VESTED, UNVESTED OR OUTSTANDING IN THE PARTICIPANT’S FAVOR, FOR THE PURPOSE OF MANAGING AND ADMINISTERING THE PLAN (“DATA”). THE COMPANY AND ITS SUBSIDIARIES WILL TRANSFER DATA AMONGST THEMSELVES AS NECESSARY FOR THE PURPOSE OF IMPLEMENTATION, ADMINISTRATION AND MANAGEMENT OF THE PARTICIPANT’S PARTICIPATION IN THE PLAN, AND THE COMPANY AND ITS SUBSIDIARIES MAY EACH FURTHER TRANSFERDATA TO ANY THIRD PARTIES ASSISTING THE COMPANY IN THE IMPLEMENTATION, ADMINISTRATION AND MANAGEMENT OF THE PLAN. THESE RECIPIENTS MAY BE LOCATED IN THE EUROPEAN ECONOMIC AREA OR ELSEWHERE THROUGHOUT THE WORLD, SUCH AS THE UNITED STATES. THE PARTICIPANT AUTHORIZES THEM TO RECEIVE, POSSESS, USE, RETAIN AND TRANSFER THE DATA, IN ELECTRONIC OR OTHER FORM, FOR THE PURPOSES OF IMPLEMENTING, ADMINISTERING AND MANAGING THE PARTICIPANT’S PARTICIPATION IN THE PLAN, INCLUDING ANY REQUISITE TRANSFER OF SUCH DATA AS MAY BE REQUIRED FOR THE ADMINISTRATION OF THE PLAN AND THE SUBSEQUENT HOLDING OF SHARES ON THE PARTICIPANT’S BEHALF BY A BROKER OR OTHER THIRD PARTY WITH WHOM THE PARTICIPANT MAY ELECT TO DEPOSIT ANY SHARES ACQUIRED PURSUANT TO THE PLAN. THE PARTICIPANT MAY, AT ANY TIME, REVIEW DATA, REQUIRE ANY NECESSARY AMENDMENTS TO IT OR WITHDRAW THE CONSENTS HEREIN IN WRITING BY CONTACTING THE COMPANY; HOWEVER, WITHDRAWING CONSENT MAY AFFECT THE PARTICIPANT’S ABILITY TO PARTICIPATE IN THE PLAN.

Exhibit A to FindWhat.com
Stock Option Agreement
2004 Stock Incentive Plan

17.	NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN OR IN THE PLAN, IF PARTICIPANT IS AN EMPLOYEE OF COMPANY AND THE COMPANY TRANSFERS THE EMPLOYEE TO A COUNTRY OTHER THAN THE COUNTRY OF EMPLOYMENT ON THE GRANT DATE, THE VESTING SCHEDULE OF THIS OPTION SHALL BE MODIFIED AND ALL OPTIONS SCEHDULED TO VEST WITHIN 12 MONTHS OF THE DATE OF THE TRANSFER SHALL IMMEDIATELY VEST AND BECOME EXERCISABLE IN ACCORDANCE WITH THE OTHER PROVISIONS OF THE PLAN AND THE REMAINING UNVESTED OPTIONS, IF ANY, SHALL TERMINATE AND NOT BE EXERCISABLE.HOWEVER IN SUCH CASE, THE PARTICIPANT WILL ONLY HAVE FROM THE TIME OF NOTICE OF TRANSFER BY THE COMPANY UNTIL THE ACTUAL TRANSFER DATE TO EXERCISE HIS OR HER VESTED OPTIONS. OTHERWISE, THE VESTED OPTIONS SHALL TERMINATE ON THE DAY PRIOR TO THE PARTICPANT’S ACTUAL TRANSFER DATE.

18.	UPON TERMINATION OF PARTICIPANT’S EMPLOYMENT, ANY VESTED OPTIONS GRANTED HEREIN SHALL TERMINATE UPON THE EARLIER OF THE APPLICABLE TIME PERIOD SET FORTH IN THE PLAN OR PARTICIPANT’S CHANGE OF RESIDENCE TO A COUNTRY OTHER THAN THE COUNTRY OF EMPLOYMENT ON THE GRANT DATE.